OPTIMUM FUND TRUST

Optimum Small-Mid Cap Growth Fund (the “Fund”)

Supplement to the Fund’s Prospectus and Statement of Additional Information
 dated July 29, 2020

Effective immediately, the following replaces the information in the chart in the Fund’s Prospectus entitled “Fund summaries — Optimum Small-Mid Cap Growth Fund — Who manages the Fund? — Sub-advisors — Columbus Circle Investors”:

Columbus Circle Investors

Portfolio managers	Title with CCI	Start date on the Fund
Michael Iacono, CFA	Senior Managing Director, Portfolio Manager	April 2016
Christopher Corbett, CFA	Managing Director, Portfolio Manager	July 2017
Marc Shapiro	Senior Vice President, Co-Portfolio Manager	July 2020

Effective immediately, the following replaces the second paragraph of the biographical information in the section in the Fund’s Prospectus entitled “Who manages the Funds — Sub-advisors and portfolio managers — Optimum Small-Mid Cap Growth Fund”:
A team of portfolio managers is primarily responsible for the day-to-day management of CCI’s allocated portion of the Fund's assets. CCI’s portfolio management team of Michael Iacono, CFA; Christopher Corbett, CFA; and Marc Shapiro are jointly and primarily responsible for day-to-day management of CCI’s accounts. Mr. Iacono, CFA, has served as Portfolio Manager for Mid Cap since July 2015 and has served as Managing Director since 2001. He has served as a Co-Portfolio Manager of CCI’s mid-cap portfolios since January 2004 and as Co-Portfolio Manager of CCI’s SMID and small-cap portfolios since 2013. Mr. Corbett served as a Co-Portfolio Manager of CCI’s small-cap, mid-cap and SMID portfolios since March 2017 and as Managing Director, Portfolio Manager for small-cap and SMID cap since Oct. 2018. Mr. Shapiro has served as Senior Vice President and Co-Portfolio Manager since Nov. 2019. Mr. Iacono has held Fund responsibilities since April 2016. Mr. Corbett began holding Fund responsibilities in July 2017. Mr. Shapiro began holding Fund responsibilities in July 2020.

Effective immediately, the following replaces the information in the chart in the Statement of Additional Information entitled “Portfolio Managers — A. Other Accounts Managed — Optimum Small-Mid Cap Growth Fund - CCI”:

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance Based-Fees	Total Assets in Accounts with Performance- Based Fees
CCI
Michael Iacono, CFA
Registered Investment Companies	2	$276 million	0	$0

Other Pooled Investment Vehicles	2	$32 million	0	$0
Other Accounts	29	$916 million	0	$0
Christopher Corbett, CFA
Registered Investment Companies	2	$276 million	0	$0
Other Pooled Investment Vehicles	2	$32 million	0	$0
Other Accounts	29	$916 million	0	$0
Marc Shapiro
Registered Investment Companies	2	$276 million	0	$0
Other Pooled Investment Vehicles	2	$32 million	0	$0
Other Accounts	29	$916 million	0	$0

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated September 3, 2020.